EXHIBIT 32.2
Certification of CFO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of RAM Holdings Ltd. (the “Company”) for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Richard Lutenski, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Richard Lutenski

Name:	Richard Lutenski
Title:	Chief Financial Officer
Date:	August 10, 2006